Exhibit 99.1

Primus Stockholders Approve Issuance of Shares for Arbinet Acquisition

MCLEAN, VA – February 25, 2011 – Primus Telecommunications Group, Incorporated (OTCBB: PMUG), a global facilities-based integrated provider of advanced telecommunications products and services, announced the results of its special meeting of stockholders held earlier today. Primus’ stockholders voted to approve the issuance of shares of Primus common stock in connection with the company’s proposed acquisition of Arbinet and pursuant to the merger agreement with Arbinet. Primus’ stockholders also approved the Primus Telecommunications Group, Incorporated Management Compensation Plan, as Amended.

Approximately 67.73% of the shares of Primus common stock issued and outstanding as of the close of business on Wednesday, January 12, 2011, the record date for the special meeting, were present in person or by proxy at the special meeting. Of the shares present at Primus’ special meeting, approximately 99.95% were voted in favor of the issuance of shares of Primus common stock in connection with the proposed acquisition of Arbinet.

Primus’ completion of the acquisition of Arbinet is subject to the satisfaction of all other closing conditions in the merger agreement, including, but not limited to, the approval and adoption of the merger agreement by Arbinet’s stockholders. Primus continues to expect that the transaction will be completed on February 28, 2011.

About Primus

Primus Telecommunications Group, Incorporated is a leading provider of advanced communication solutions, including, traditional and IP voice, data, mobile services, broadband Internet, collocation, hosting, and outsourced managed services to business and residential customers in the United States, Canada, Australia, and Brazil. Primus is also one of the leading international wholesale service providers to fixed and mobile network operators worldwide. Primus owns and operates its own global network of next-generation IP soft switches, media gateways, hosted IP/SIP platforms, broadband infrastructure, fiber capacity, and data centers located in Canada, Australia, and Brazil. Founded in 1994, Primus is headquartered in McLean, Virginia.

Important Information and Where to Find It

In connection with the proposed acquisition, Arbinet and Primus filed a joint proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) on January 19, 2011. Arbinet and Primus also may file other documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS CONTAIN IMPORTANT INFORMATION. Copies of the definitive joint proxy statement/prospectus were sent to stockholders of record of both Arbinet and Primus seeking their approval of certain matters incident to the proposed acquisition. Investors and stockholders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Arbinet and Primus with the SEC, without charge, at the SEC’s web site at www.sec.gov. Copies of the joint proxy statement/prospectus and Primus’s SEC filings that were incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to: (i) Primus 703-748-8050, or (ii) Arbinet 703-456-4100.

Participants in the Solicitation

Arbinet, Primus, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies from their respective stockholders in connection with the proposed acquisition. INFORMATION ABOUT THESE PERSONS CAN BE FOUND IN EACH COMPANY’S 2009 ANNUAL REPORT ON FORM 10-K, ANNUAL PROXY STATEMENT AND SUBSEQUENT

STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC. THESE DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES LISTED ABOVE. ADDITIONAL INFORMATION ABOUT THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED ACQUISITION HAS BEEN INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the SEC. All statements, other than statements of historical fact, included herein that address activities, events or developments that Arbinet or Primus expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the proposed acquisition, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, neither Arbinet nor Primus intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Primus Investors:

Primus Telecommunications Group, Incorporated

Richard Ramlall, SVP Corporate Development and

Chief Communications Officer

703-748-8050

ir@primustel.com

Lippert/Heilshorn & Assoc., Inc.

Carolyn Capaccio

212-838-3777

ccapaccio@lhai.com

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